Principal Funds, Inc.
Supplement dated May 15, 2025
to the Prospectus and Statement of Additional Information
both dated March 1, 2025
(as previously supplemented)
This supplement updates information contained in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARIES FOR THE FOLLOWING FUNDS:
MIDCAP GROWTH FUND
MIDCAP GROWTH FUND III
IMPORTANT NOTICE: On May 15, 2025, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of MidCap Growth Fund and MidCap Growth Fund III (the “Funds”) by the MidCap Fund (the “Proposed Merger”). Additional information about the Proposed Merger will be provided in the Information Statements/Prospectus that is expected to be mailed to record date shareholders of the Funds on or about August 6, 2025. The record date for the determination of shareholders entitled to receive notice of the Proposed Merger is June 24, 2025, and the Proposed Merger is expected to occur on or about September 19, 2025. Effective as of the close of the New York Stock Exchange on June 16, 2025, shares of the Funds will no longer be available for purchase except in limited circumstances. The Funds’ officers, however, have the discretion to change these dates. In preparation for the Proposed Merger, the Funds may deviate from their stated investment objective and strategies.
On or about September 19, 2025, delete all references to the MidCap Growth Fund and MidCap Growth Fund III from the Prospectus.
The changes described below are being made to the Statement of Additional Information.

The proposed merger of the MidCap Growth Fund and the MidCap Growth Fund III into the MidCap Fund is expected to occur on or about September 19, 2025 (the “Merger Date”). The Funds’ officers, however, have the discretion to change this date.
On the Merger Date, delete all references to the MidCap Growth Fund and MidCap Growth Fund III from the Statement of Additional Information.
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